SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Under Rule
[_]  Confidential, For Use of the              14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials




                       Darlington County Bancshares, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[_]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:

________________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:

________________________________________________________________________________
5)   Total fee paid:

________________________________________________________________________________
[_]  Fee paid previously with preliminary materials:

________________________________________________________________________________
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)   Amount previously paid:

________________________________________________________________________________
     2)   Form, Schedule or Registration Statement No.:

________________________________________________________________________________
     3)   Filing Party:

________________________________________________________________________________
     4)   Date Filed:

________________________________________________________________________________

                       DARLINGTON COUNTY BANCSHARES, INC.

                                202 CASHUA STREET
                        DARLINGTON, SOUTH CAROLINA 29532



                                 March 19, 2004



Dear Shareholder:

         You are cordially invited to attend the Annual Meeting of Shareholders (the "Annual Meeting") of Darlington County Bancshares, Inc. (the "Company") to be held at the Company's principal offices, 202 Cashua Street, Darlington, South Carolina, on Tuesday, April 20, 2004 at 5:30 p.m.

         The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. During the Annual Meeting, we will report on the operations of the Company. Directors and officers of the Company, as well as representatives of Elliott, Davis & Company, LLP, our independent auditors, will be present to respond to any appropriate questions shareholders may have.

         To ensure proper representation of your shares at the Annual Meeting, please sign, date and return the enclosed proxy card as soon as possible, even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but will ensure that your vote will be counted if you are unable to attend.

                                        Sincerely,

                                        /s/ Henry M. Funderburk, III

                                        Henry M. Funderburk, III
                                        President and Chief Executive Officer

                       DARLINGTON COUNTY BANCSHARES, INC.

                                202 CASHUA STREET
                        DARLINGTON, SOUTH CAROLINA 29532
                                 (843) 395-1956




                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 20, 2004



To the Shareholders of Darlington County Bancshares, Inc:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Annual Meeting") of Darlington County Bancshares, Inc. (the "Company") will be held on April 20, 2004 at 5:30 p.m., Darlington time, at the Company's principal offices, 202 Cashua Street, Darlington, South Carolina for the following purposes:

         1. To elect three directors to hold office until their respective terms expire or until their successors are duly elected and qualified;

         2. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

         Only shareholders of record at the close of business on March 09, 2004 will be entitled to vote at the Annual Meeting.

                                 By Order of the Board of Directors,


                                 /s/ Albert L. James, III

                                 Albert L. James, III
                                 Secretary


Darlington, South Carolina
March 19, 2004


PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. IF YOU WISH, YOU MAY WITHDRAW YOUR PROXY AND VOTE YOUR SHARES IN PERSON AT THE ANNUAL MEETING.

                       DARLINGTON COUNTY BANCSHARES, INC.
                                202 CASHUA STREET
                        DARLINGTON, SOUTH CAROLINA 29532
                             ______________________

                                 PROXY STATEMENT
                             ______________________

            ANNUAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 20, 2004

         This Notice of Annual Meeting, Proxy Statement and Proxy (these "Proxy Materials") are being furnished to shareholders in connection with a solicitation of proxies by the Board of Directors of Darlington County Bancshares, Inc. (the "Company"). This solicitation is being made in connection with the Annual Meeting of Shareholders (the "Annual Meeting") to be held at the Company's principal offices, 202 Cashua Street, Darlington, South Carolina at 5:30 p.m. on April 20, 2004. These Proxy Materials are being mailed on approximately March 19, 2004.

Voting Matters

         Shareholders of record as of the close of business on March 09, 2004 of the Company's $0.01 par value per share common stock ("Common Stock") will be entitled to vote at the Annual Meeting. At the close of business on that day, 158,000 shares of Common Stock were outstanding. Holders of Common Stock are entitled to one vote per share on each matter presented at the Annual Meeting or any adjournments thereof. Shareholders are not entitled to cumulate their votes for election of directors.

         Shares of Common Stock may be voted in person or by proxy. The presence, either in person or by proxy, of holders of shares representing a majority of the outstanding Common Stock of the Company on March 09, 2004 is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes are each included in the determination of the number of shares present at the meeting. In connection with the election of directors, abstentions and broker non-votes are not counted in determining the number of shares voting.

Revocability of Proxy

         Shares represented by a properly executed proxy in the accompanying form and given by a shareholder, and not revoked, will be voted as you specify. If a returned Proxy does not specify otherwise, the shares represented thereby will be voted FOR the proposal to elect as directors of the Company the nominees named in this Proxy Statement and in the best judgment of proxy holders on any other matter that may properly come before the Annual Meeting and any and all adjournments and on matters incident to the conduct of the meeting. Proxies may be revoked at any time prior to their being voted at the Annual Meeting by:

     o Submitting written notice to Albert L. James, III at Darlington County Bancshares, Inc., 202 Cashua Street, Darlington, South Carolina 29532;

     o Executing and delivering a subsequent proxy that is signed and dated later than the prior proxy; or

     o Voting in person at the Annual Meeting (although attendance at the Annual Meeting will not in and of itself revoke a proxy).

Solicitation of Proxies

         This solicitation of proxies is made by the Company, and the Company will bear the cost of this proxy solicitation, including the cost of preparing, handling, printing and mailing these Proxy Materials. Proxies will be solicited principally through these Proxy Materials. Proxies may also be solicited by telephone or through personal solicitation conducted by regular employees of the Company for no additional compensation. Employees and officers will be reimbursed for the actual out-of-pocket expenses incurred by them in connection with such solicitation. Banks, brokers and other custodians are requested to forward these Proxy Materials to their customers where appropriate, and the Company will reimburse such banks, brokers and custodians for their reasonable out-of-pocket expenses in sending these Proxy Materials to beneficial owners of the shares.

                              ELECTION OF DIRECTORS
                               ITEM 1 ON THE PROXY

Nominations for Election of Directors

       Nominees recommended for election as a director of the Company must meet certain minimum qualifications. He or she must be at least 21 years of age; he or she (except for R. E. Goodson, Sr., Raymond Galloway, G. Clyde Scott, W. B. McCown, III, and Eugene A. Vaughan, who were exempted by the Board from the following requirements) must be 69 years of age at the time of his or her initial election to the Board; and in the case of any re-election to the Board, he or she must be under 70 years of age at the time of his or her re-election. A nominee must possess good judgment, an independent mind, and be of high moral character. He or she must have a reputation for integrity with high personal and professional ethics and possess experience in a position of leadership with a high degree of responsibility in a business or organization. He or she must be able to interpret and understand financial statements. A nominee must have the ability and willingness to devote sufficient time to the Company.

       The Company's Board of Directors is currently comprised of 10 persons. The Company's Articles of Incorporation provide that the Board of Directors shall be divided into three classes of directors with each class being elected for staggered three-year terms. At this meeting, three directors in the class whose terms are expiring at this Annual Meeting are being nominated for reelection.

       Directors will be elected by a plurality of votes cast at the Annual Meeting. Abstentions and broker non-votes with respect to Nominees will not be considered to be either affirmative or negative votes.

Director Attendance at Shareholder Meetings

       All directors of the Company and nominees for election as director at the Annual Shareholder Meeting are expected to attend the Annual Shareholder Meeting except under extraordinary circumstances. Seven board members and one nominee were in attendance at the 2003 Annual Meeting of Shareholders.

Identification of Nominees

         The Board of Directors in its entirety functions as a nominating committee, and the Company does not have a separate nominating committee or a nominating committee charter. The Board believes that it is appropriate not to have a nominating committee because it believes that it effectively performs the functions of a nominating committee and that the input of each of the directors in the nominating process enhances the ability of the Company to identify, evaluate, and select director nominees. All directors are independent directors as defined in Rule 4200(a)(15) of the NASD listing standards, with the exception of Mr. McCown, who retired as President and CEO, effective at the end of business on December 31, 2003; and Mr. Funderburk, who is currently serving as President and CEO of the Company.

         The Board of Directors will consider director nominees recommended by shareholders. A shareholder who wishes to recommend a person or persons for consideration as a Company nominee for election to the Board of Directors must send a written notice by mail, c/o Albert L. James, III, Secretary, Darlington County Bancshares, Inc., P.O. Box 502, Darlington, South Carolina, 29540 that sets forth (i) the name of each person whom the shareholder recommends be considered as a nominee; (ii) a business address and telephone number for each nominee; and (iii) biographical information regarding each such person, including the person's employment and other relevant experience. Shareholder recommendations will be considered only if received no later than the 120th calendar day before the first anniversary of the date of the Company's proxy statement in connection with the previous year's annual meeting (no later than November 19, 2004 with respect to recommendations for nominees to be considered at the 2005 Annual Meeting of Shareholders).

         The Board of Directors identifies potential nominees for director, other than potential nominees who are current directors whose terms are expiring, through business and other contacts. The Board of Directors may in the future choose to retain a professional search firm to identify potential nominees for director. In addition, the Board of Directors will consider potential nominees who are recommended by shareholders.

         The Company's Board of Directors evaluates a potential nominee by considering whether the potential nominee meets the minimum qualifications described above, as well as by considering the following factors:

     o whether the potential nominee has leadership, strategic, or policy setting experience;
     o whether the potential nominee has experience and expertise that is relevant to the Company's business, including any specialized business experience, technical expertise, or other specialized skills, and whether the potential nominee has knowledge regarding issues affecting the Company;
     o whether the potential nominee is highly accomplished in his or her respective field;
     o whether the addition of the potential nominee to the Board of Directors would assist the Board of Directors in achieving a mix of Board members that represents a diversity of background and experience, including diversity with respect to age, gender, national origin, race, and competencies;
     o whether the potential nominee has high ethical character and a reputation for honesty, integrity, and sound business judgment; and
     o any factor affecting the ability or willingness of the potential nominee to devote sufficient time to Board activities and to enhance his or her understanding of the Company's business.

         In addition, with respect to an incumbent director whom the Board of Directors is considering as a potential nominee for re-election, the Company's Board of Directors (excluding the potential nominee) reviews and considers the incumbent director's service to the Company during his or her term, including the number of meetings attended, level of participation, and overall contribution to the Company. The manner in which the Board of Directors evaluates a potential nominee will not differ based on whether the potential nominee is recommended by a shareholder of the Company.

         The Company did not pay any fee to any third party to identify or evaluate or assist in identifying or evaluating potential nominees for director at the 2004 Annual Meeting of Shareholders.

         The Board of Directors functioning as a nominating committee nominated to the Board of Directors the three persons listed as Nominees in the table below. Each of the Nominees is currently serving as a director. Each Nominee, if elected, will serve until the expiration of his respective term and until his successor is duly elected and qualified. Unless authority to vote with respect to the election of one or more Nominees is "WITHHELD," it is the intention of the persons named in the accompanying Proxy to vote such Proxy for the election of these Nominees. It is believed that all such Nominees will be available and able to serve as directors. However, should any Nominee become unable to accept election, it is the intention of the persons named in the Proxy, unless otherwise specifically instructed in the Proxy, to vote for the election of such other persons as may be nominated by the Board of Directors.

       The following table sets forth the names and ages of the Nominees for directors and the directors continuing in office, the positions and offices with the Company held by each such person, and the period that each such person has served as a director.

NAME                                  AGE        POSITION OR OFFICE WITH THE COMPANY              DIRECTOR SINCE
----                                  ---       ------------------------------------              --------------
NOMINEES FOR DIRECTORS               (FOR TERMS EXPIRING IN 2007)
Raymond Galloway                      83         Director                                             1986
R. E. Goodson, Sr.                    88         Chairman of Board of Directors                       1986
Charles G. Howard                     65         Director                                             1997

                                       5

DIRECTORS CONTINUING IN OFFICE       (FOR TERMS EXPIRING IN 2006)
Hubert C. Baker                       60         Director                                               1998
G. Clyde Scott                        65         Director                                               1986
Eugene A. Vaughan                     55         Director                                               1986
Henry M. Funderburk, III              52         President, Chief Executive Officer & Director          2003

DIRECTORS CONTINUING IN OFFICE        (FOR TERMS EXPIRING IN 2005)
W. Edwin Dargan.                      58         Director                                               1999
Albert L. James, III                  60         Director                                               1997
W. B. McCown, III                     65         Director                                               1986


The Board unanimously recommends a vote For these nominees.

Meetings and Committees of the Board of Directors

       The Board of Directors, by motion passed by a majority of the Board, may designate members of the Board to constitute committees which shall in each case consist of such numbers of directors and shall have and may exercise such powers as the Board may determine and specify in the respective motions appointing them.

       The Company has the following standing committees: Audit Committee, Finance Committee, Investment Committee, Benefits Committee, and Executive
Committee. The Company does not have a standing nominating committee or compensation committee.

       The Audit Committee reviews the Company examination and audit reports and is responsible for in-house audit policies and oversight of the Company's auditors. Messrs. James (Chairman), Scott and Vaughan serve on the Audit Committee. All of the members of the Audit Committee are independent, as defined in Rule 4200(a)(15) of the NASD listing standards. Messrs. James and Vaughan are not considered independent according to SEC Rule 10A-3(b). The Audit Committee met four times in 2003. The Audit Committee has a written charter, which was included as an appendix to the 2002 proxy statement. The Company's Board of Directors has determined that no person who qualifies as an "Audit Committee Financial Expert," as defined in the rules and regulations of the U.S. Securities and Exchange Commission (the "SEC"), serves on the Company's Audit Committee. At this time, the Board of Directors believes that the current members of the Audit Committee are fully capable of satisfying their audit committee responsibilities, based on their experience and background and the relative lack of complexities in the operation of the Company, as a single unit bank, and its financial reports.

       The Finance Committee is responsible for the supervision of the Company's loan portfolio and loan policies. Messrs. Galloway (Chairman), Howard, Scott, McCown and Funderburk serve on the Finance Committee. The Finance Committee met eleven (11) times in 2003.

       The Investment Committee is responsible for the supervision of the Company's investments and asset-liability management policy. Messrs. Baker (Chairman), Dargan, Howard and Funderburk serve on the Investment Committee. The Investment Committee met four times in 2003.

       The Executive Committee is responsible for the total supervision of the Company to include personnel matters, compensation of officers and employees and long range planning. Messrs. Goodson (Chairman), Galloway, James and McCown serve on the Executive Committee. The Executive Committee met five times in 2003.

       The Benefits Committee is responsible for reviewing the Officer and Employee benefits of the Company. Messrs. Vaughan (Chairman), Baker, Dargan and McCown serve on the Benefits Committee. The Benefits Committee met four times during 2003.

       The Board of Directors of the Company met twelve times for regular and special meetings in 2003. Each director attended at least 75% of the aggregate of (a) the total number of meetings of Board of Directors held during the period for which he served as director, and (b) the total number of meetings held by all committees of the Board on which he served.

Communication Between Shareholders and Board of Directors

       The Board of Directors of the Company provides a process for shareholders to communicate with the Board of Directors. Written communications may be sent to the Board, as a whole, or to any individual director by mail, c/o Albert L. James, III, Secretary, Darlington County Bancshares, Inc., P.O. Box 502, Darlington, South Carolina, 29540. All communications received by the Secretary of the Company will be submitted monthly to the Board of Directors or the individual directors.

                               EXECUTIVE OFFICERS

       The Company's executive officers are appointed by the Board of Directors and serve at the pleasure of the Board. The person set forth below is the sole executive officer of the Company. The Company also has a Chairman of the Board and Secretary, but these individuals are not executive officers.

NAME                        AGE   COMPANY OFFICES CURRENTLY HELD             COMPANY OFFICER SINCE
----                        ---   ------------------------------             ---------------------
Henry M. Funderburk, III    52    President and Chief Executive Officer             1989


             BUSINESS EXPERIENCE OF DIRECTORS AND EXECUTIVE OFFICERS

Dr. Baker is a dentist in practice with Askins & Baker, P.A., for over 25 years, located in Darlington, South Carolina.

Mr. Dargan has engaged in a farming operation in Darlington County, for over 25 years.

Mr.  Funderburk   served  as  Executive Vice President of Darlington County Bank
     since 1989, and as President and CEO of the Company since January 01, 2004.

Mr. Galloway has engaged in farming operations in Darlington County, for over 50 years.

Mr. Goodson has served as the Chairman of the Board of R. E. Goodson Construction Co., Inc., a construction company located in Darlington, South Carolina, for over 50 years.

Mr. Howard has been the President of Chase Oil Company, Inc. a fuel distributor in the Pee Dee region of South Carolina, for over 10 years.

Mr. James is an attorney in private practice, for over 25 years, in Darlington, South Carolina.

Mr. McCown served as President and CEO of the Company from March 10, 1986 through December 31, 2003.

Mr. Scott has served as the President of Darlington Machinery Co., Inc., a hardware store and machine shop located in Darlington, South Carolina, for over 10 years.

Mr. Vaughan has been with Vaughan Insurance Agency, Inc., an insurance agency located in Darlington, South Carolina, for 25 years, and President for over 5 years.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

COMPENSATION OF DIRECTORS

         During 2003, directors received a fee of $300 for each Board of Directors' meeting attended. Non-employee directors received $50 per committee meeting attended. No other committee members received compensation as a result of their committee membership.

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

         The following table sets forth information concerning all compensation paid by the Company during the fiscal years ended December 31, 2001, 2002 and 2003 to the Company's CEO for services rendered in all capacities to the Company. For purposes of the table, all bonus amounts listed for a particular year were actually paid in the first quarter of the following year. For example, the bonus for 2002 was paid in the first quarter of 2003, but is listed as 2002 compensation, because the bonus was earned as of December 31, 2002.

                                                                             Long Term Compensation
                                                                      ---------------------------------
                                      Annual Compensation                       Awards
                                      -------------------                       ------
                                                             Other     Restricted    Securities       All
                                                            Annual        Stock      Underlying      Other
          Name and                      Salary    Bonus     Compen-      Awards      Options      Compensation
     Principal Position        Year       ($)     ($)       sation         ($)       SARs (#)         ($)
     ------------------        ----     -------   -----    --------    ----------    -----------  -------------
     W. B. McCown, III         2003     76,168     -0-        (1)           --           --        3,941(2)
       President, CEO          2002     76,732     964        (1)           --           --        3,941(2)
                               2001     74,414     -0-        (1)           --           --        3,826(2)


-------------------------
 (Footnotes to table)
-------------------------
(1) Certain amounts may have been expended by the Company which may have had value as a personal benefit to the executive officer. However, the total value of such benefits did not exceed the lesser of $50,000 or 10% of the annual salary and bonus of such executive officer.
(2) This amount is comprised of contributions made by the Company to Mr. McCown's SEP-IRA.

         The Company provides life and health insurance plans for all full-time officers and employees of the Company. Certain officers are reimbursed for civic and social club dues. In December 1989, the Board of Directors established a Simplified Employee Pension-Individual Retirement Account ("SEP-IRA") for all officers and employees meeting certain age and service requirements. Contributions are at the discretion of and determined annually by the Board of Directors and are not to exceed the maximum amount deductible under the applicable section of the Internal Revenue Code. All officers and employees are eligible to receive a contribution after reaching the age of 21 and having completed one full year of service with the Company. Contributions are made based on a percent of the qualified person's base salary. The officers and employees are fully vested upon being eligible to participate in the tax deferred plan and are in control of their investments. SEP-IRA contributions to an executive officer or director of the Company for the year ended December 31, 2003 were made to W.B. McCown, III in the amount of $3,940.51 and Henry M. Funderburk, III in the amount of $3,459.47.

         In 1996, the Board of Directors established an Annual Incentive Plan for all eligible officers and employees of the Company. All full-time officers and employees may become eligible to receive an incentive bonus under the Company's Incentive Plan after having completed one full year of service with the Company provided the Company achieved a return on average assets of 1.00% or better for the operating year. Also, each officer and employee must have met specific individual goals set for his or her job at the beginning of the year in order to be eligible to participate in the Incentive Plan. No incentive bonus was paid to any officer or director of the Company for the period ended December 31, 2003.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth as of March 09, 2004 information with respect to the Common Stock beneficially owned by each of the directors and Nominees individually, by the Named Executive Officers and by all directors and executive officers of the Company as a group. Unless otherwise noted, each person has sole voting power and sole investment power with respect to the shares listed. G. Clyde Scott, director, 115 E. Broad Street, Darlington, SC 29532, is the only person known to the Company to own beneficially 5% or more of the Common Stock. The following information is based on a total of 158,000 shares of Common Stock outstanding. There are no outstanding options to purchase Common Stock.

                                          AMOUNT AND NATURE                          PERCENT
NAME OF BENEFICIAL OWNER               OF BENEFICIAL OWNERSHIP                       OF CLASS
------------------------               -----------------------                       --------
Hubert C. Baker                               1,000 (1)                                 *
W. Edwin Dargan                                 400                                     *
Henry M. Funderburk, III                        721 (2)                                 *
Raymond Galloway                              1,770                                   1.1%
R. E. Goodson, Sr.                              100                                     *
Charles G. Howard                             2,745 (3)                               1.7%
Albert L. James, III                            430                                     *
W. B. McCown, III                             2,300 (4)                               1.5%
G. Clyde Scott                                9,777 (5)                               6.2%
Eugene A. Vaughan                             3,295 (6)                               2.1%

ALL DIRECTORS/EXECUTIVE OFFICERS AS A GROUP (10 persons)  22,528             14.26%

  *     Less than 1%.

(1) Includes 300 shares held of record by Dr. Baker's spouse's individual retirement account.
(2) Includes 721 shares held of record by Mr. Funderburk's individual retirement account.
(3) Includes 2,000 shares held of record by Mr. Howard's individual retirement account.
(4) Includes 2,000 shares held of record by Mr. McCown's individual retirement account.
(5) Includes 2,017 shares held by Mr. Scott's spouse and 4,995 shares held by Darlington Machinery, Inc. of which Mr. Scott is a majority shareholder and president. Mr. Scott disclaims beneficial ownership of 31% of the shares owned by Darlington Machinery, Inc.
(6) Includes 195 shares held of record by Mr. Vaughan's spouse's individual retirement account.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      The Company has had, and expects to have in the future, banking transactions in the ordinary course of business with the Company's directors and officers and their associates, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unrelated third parties. Such loans have not involved more than normal risks of collectibility nor have they presented any other unfavorable features. Under banking regulations applicable to state banks, any loan made by the Company to any of its officers or directors must be collaterally secured. The aggregate dollar amount of these loans was approximately $1,013,954 at December 31, 2003. During 2003, approximately $253,261 in new such loans were made and repayments of principal of such loans totaled approximately $173,114.


             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Executive officers, directors and greater than ten-percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms filed. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required during 2003, all required Section 16(a) filings applicable to its executive officers, directors and greater than 10% beneficial owners were made on a timely basis in 2003.


                          INDEPENDENT PUBLIC ACCOUNTANT

         Elliott,   Davis  LLC  ("Elliott   Davis")   served  as  the  Company's
independent public accountants for the 2003 fiscal year. Elliott Davis has indicated that it plans to have a representative present at the Annual Meeting. Such representative will have the opportunity to make a statement and will be available to respond to appropriate questions from shareholders. The Board of Directors has selected Elliott Davis as the independent public accountants for the Company for the 2004 fiscal year.

         The Audit Committee considered whether the provision of the services set forth below in "Audit Fees", "Audit-Related Fees," "Tax Fees," and "All Other Fees" is compatible with maintaining the independence of Elliott Davis, LLC and determined that no independence issues arose as a result of the provisions of such services.


                     PRINCIPAL ACCOUNTANT FEES AND SERVICES
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

      During the period covering the fiscal years ended December 31, 2003 and 2002, Elliott Davis, LLC performed the following professional services:

      DESCRIPTION                               2003                2002
      -----------                               ----                ----
      Audit Fees (1)                        $   25,245           $  22,280

      Audit-Related Fees (2)                $    2,500           $   2,500

      Tax Fees                              $    1,800           $   1,600

      All Other Fees                        $        0           $       0



(1) Audit fees consisted primarily of the audit of the Company's annual financial statements and reviews of the financial statements included in the Company's reports on Form 10-QSB. These fees include amounts paid or expected to be paid for each respective year's audit. Reimbursements for travel and other out-of-pocket expenses are not included.

(2)  Audit-related fees  include  assistance  with  the  review of the Company's
     10-KSB.

         The Company's Audit Committee has not adopted pre-approval policies and procedures described in paragraph (c)(7)(i) of Rule 2-01 of Regulation S-X. Since May 6, 2003, the Company's Audit Committee has approved all services of Elliott Davis, LLC prior to the rendering of these services.

                            REPORT OF AUDIT COMMITTEE

          The Audit Committee of the Board of Directors is responsible for exercising independent, objective oversight of Darlington County Bancshares, Inc.'s independent auditors, accounting functions and internal controls. The Audit Committee is composed of three directors all of whom are independent according to Rule 4200(A)(15) of the NASD listing standards. The Audit Committee acts under a written charter adopted by the Board of Directors. However, the Audit Committee is not responsible for the preparation or the auditing of the financial statements. The Company's management has the responsibility for preparing the financial statements and implementing internal controls and the Company's independent accountants have the responsibility for auditing the financial statements and monitoring the effectiveness of the internal controls. The review of the financial statements by the Audit Committee is not the equivalent of an audit.

                 The Audit Committee reviewed and discussed the annual financial statements with management and the independent accountants. As part of this process, management represented to the Audit Committee that the financial statements were prepared in accordance with generally accepted accounting principles. The Company's independent accountants provided to the Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees), and the Committee discussed with the accountants the contents of such materials, the accountant's independence and the additional matters required under Statement on Auditing Standards No. 61. Based on such review and discussion, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in Darlington County Bancshares, Inc.'s Annual Report on Form 10-KSB for the year ended December 31, 2003 for filing with the Securities and Exchange Commission. This Audit Committee Report shall not be incorporated by reference into future filings.

Members of the Audit Committee:

Albert L. James, III
G. Clyde Scott
Eugene A. Vaughan


                              SHAREHOLDER PROPOSALS

      Proposals by shareholders for consideration at the 2005 Annual Meeting of Shareholders must be received at the Company's offices at 202 Cashua Street, Darlington, South Carolina 29532 no later than November 19, 2004, if any such proposal is to be eligible for inclusion in the Company's proxy materials for its 2005 Annual Meeting. Proposals by shareholders received after that date will not be included in the Company's proxy materials for its 2005 Annual Meeting. Shareholders submitting proposals for inclusion in the Company's proxy statement and form of proxy must comply with the proxy rules under the Securities Exchange Act of 1934, as amended. Under applicable regulations, the Company is not required to include shareholder proposals in its proxy materials unless certain other conditions specified in those regulations are satisfied.

      Shareholder proposals may still be considered at the 2005 Annual Meeting even if they are not included in the Company's proxy materials for the 2005 Annual Meeting provided the proposals are timely submitted in accordance with the requirements of the Company's Bylaws described in this paragraph. The Bylaws of the Company require timely advance written notice of shareholder nominations of director candidates and of any other proposals to be presented at an annual meeting of shareholders. In the case of director nominations by shareholders, the Bylaws require that a shareholder's notice be delivered to the principal executive offices of the Company during the period of time from the 30th day to the 60th day prior to the annual meeting of shareholders at which directors are to be elected, unless such requirement is expressly waived in advance of the meeting by formal action of the board of directors. In the case of other proposals by shareholders at an annual meeting, the Bylaws require that advance written notice be delivered to the Company's Secretary (at the address indicated in the paragraph above). To be timely, such a shareholder's notice must be delivered to or mailed and received at the principal executive offices of the Company between the 60th and 90th days prior to the first anniversary of the preceding year's annual meeting. For non-director nomination shareholder proposals to be timely submitted for such consideration at the 2005 Annual Meeting, such proposals must be received during the period of time from January

20, 2005 to February 20, 2005. However, in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, such shareholder notice must be so delivered between the 60th and 90th days prior to such annual meeting or within 10 days following the day on which public announcement of the date of such meeting is first made by the Company. The Bylaws also require that shareholder nominations for director and shareholder proposals must be in proper form as specified in the Bylaws. A copy of the Bylaws is available upon request to the Secretary of the Company at the address indicated above.


                              FINANCIAL INFORMATION

      THE ANNUAL REPORT TO STOCKHOLDERS COVERING THE COMPANY'S FISCAL YEAR ENDED DECEMBER 31, 2003, INCLUDING FINANCIAL STATEMENTS, IS ENCLOSED HEREWITH. THE COMPANY WILL FURNISH FREE OF CHARGE A COPY OF THE ANNUAL REPORT ON FORM 10-KSB, INCLUDING THE FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES, UPON WRITTEN REQUEST TO HENRY M. FUNDERBURK, III, PRESIDENT, DARLINGTON COUNTY BANCSHARES, INC., P.O. BOX 502, DARLINGTON, S.C. 29540-0502.


                                  OTHER MATTERS

      Management is not aware of any other matter to be brought before the Annual Meeting. If other matters are duly presented for action, it is the intention of the persons named in the enclosed proxy to vote on such matters in accordance with their judgment.



                                        By Order of the Board of Directors,


                                        /s/ Albert L. James, III

                                        Albert L. James, III
                                        Secretary

March 19, 2004
Darlington, South Carolina

                                                                      Appendix A



P
R
O                      DARLINGTON COUNTY BANCSHARES, INC.
X          This Proxy is Solicited on Behalf of the Board of Directors
Y
                         Annual Meeting, April 20, 2004

     The undersigned stockholder of Darlington County Bancshares, Inc., hereby revoking all previous proxies, hereby appoints Charles G. Howard, Sr. and Albert
L. James, III, and each of them individually, the attorney or attorneys and proxy or proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders of Darlington County Bancshares, Inc. to be held April 20, 2004, at 5:30 p.m., local time, at 202 Cashua Street, Darlington, South Carolina 29532 and at any adjournments thereof, and to vote all shares of stock of Darlington County Bancshares, Inc. that the undersigned shall be entitled to vote at such meeting. Said proxies are instructed to vote on the matters set forth in the proxy statement/prospectus as specified below.

  1.     Election of directors.

         [  ] FOR ALL NOMINEES set forth below (except as marked to the contrary):

         [  ] Raymond Galloway   [ ] R. E. Goodson, Sr.   [ ] Charles G. Howard


         [  ] WITHHOLD AUTHORITY to vote for all Nominees.


  2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY SIGNED AND DATED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR APPROVAL OF EACH OF THE PROPOSALS ABOVE.

Please sign exactly as name appears on stock certificate. When signing as attorney, administrator, trustee, guardian or agent, please indicate the capacity in which you are acting. If stock is held jointly, signature should appear for both names. If more than one trustee, all should sign. If stock is held by a corporation, please sign in full corporate name by authorized officer and give title of office. This Proxy may be revoked any time prior to its exercise.

Dated:  ______________________, 2004       _____________________________________
                                           Print Name (and title if appropriate)

                                           _____________________________________
                                           Signature

                                           _____________________________________
                                           Print Name (and title if appropriate)

                                           _____________________________________
                                           Signature

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.